EXHIBIT 4.2

                                January 14, 2002

ORGANIZED UNDER THE LAWS                           OF THE STATE OF CALIFORNIA

        NUMBER                                             INTEREST(S)

                            ECONOMIC INTEREST ONLY

                       Performance Capital Management, LLC

                      The Operating Agreement of the company
                        contains restrictions on transfer.


                       Performance Capital Management, LLC


This Certifies that _______________________________________________is the
Registered holder of _________________ Membership Interest(s) of the above named Company, transferable only on the books of the Company by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed and in accordance with the terms and conditions of the Articles of Organization and the Operating Agreement of the Company, as amended to the date of transfer, copies of which may be inspected and copied during normal business hours at the principal office of the Company.

     In Witness Whereof, the said Company has caused this Certificate to be signed by its duly authorized Manager(s) or Officer(s) and its Seal to be hereunto affixed

this _______________ day                    of ______________ A.D. ____

_______________________                    _________________________



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     For Value Received, ____________________ hereby sell, assign and transfer unto ________________________________________________________________
____________________________________________________________Membership
Interests represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________Attorney
to transfer the said Membership Interests on the books of the within named Company with full power of substitution in the premises.
     Dated _________________     ________

          In presence of               NOTICE:  THE SIGNATURE OF THIS ASSIGNMENT
______________________________   MUST  CORRESPOND  WITH THE NAME AS WRITTEN UPON
                                 THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR
______________________________   WITHOUT  ALTERATION  OR  ENLARGEMENT,  OR  ANY
                                 CHANGE WHATEVER.



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